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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  June 7, 2000

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                         AZTEC TECHNOLOGY PARTNERS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                         0-24417            04-3408450
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         (State of incorporation        (Commission         (IRS Employer
         or organization)               File Number)      Identification No.)


50 Braintree Hill Office Park, Suite 220, Braintree, MA             02184
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(Address of principal executive offices)                          (zip code)

Registrant's telephone number, including area code: (781) 849-1702

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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 7, 2000, Aztec Technology Partners, Inc. ("Aztec" or the "Company") sold its equity interests in Compel LLC, Fortran Corp., and Mahon Communications Corporation (together, the "Voice and Data Subsidiaries") to CMF Holdings, Inc., a wholly-owned subsidiary of Morgenthaler Partners VI, L.P., pursuant to a Stock Purchase and Sale Agreement dated as of May 14, 2000 and amended as of June 7, 2000 (the "Purchase Agreement"). The Voice and Data Subsidiaries were each wholly-owned subsidiaries of the Company.

         As consideration, Aztec received gross proceeds payable in cash in the amount of $34,500,000, of which $2,000,000 will be held in escrow, $1,250,000 to be distributed on August 14, 2000, and the remainder to be distributed on November 30, 2001; provided that the conditions for disbursement in the escrow agreement have been satisfied. The purchase price is subject to adjustment upon completion of the Voice and Data Subsidiaries' combined closing balance sheet within 45 days after the closing date (June 7, 2000), as described in the Purchase Agreement. Aztec used $30,000,000 of the proceeds from the sale to reduce its long-term debt.

         The terms and conditions of the Purchase Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Purchase Agreement, neither Aztec nor any of its affiliates had any material relationship with CMF Holdings, Inc. or Morgenthaler Partners VI, L.P.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

             The following financial information for the Company and the Voice and Data Subsidiaries as specified in Article 11 of Regulation S-X is incorporated herein under the caption "Unaudited Pro Forma Condensed Consolidated Financial Information" as Exhibit 99.1.

             Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000.

             Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2000.

             Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999.


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         (c) EXHIBITS.

             The following exhibits are filed herewith:

             Exhibit 2.1   Stock Purchase and Sale Agreement, dated as of
                           May 14, 2000, by and among Aztec Technology Partners, Inc., Compel LLC, Fortran Corp., Mahon Communications Corporation, Morgenthaler Partners VI, L.P., and CMF Holdings, Inc.

             Exhibit 2.2 First Amendment to the Stock Purchase and Sale Agreement, dated as of June 7, 2000, by and among Aztec Technology Partners, Inc., Compel LLC, Fortran Corp., Mahon Communications Corporation, Morgenthaler Partners VI, L.P., and CMF Holdings, Inc.

             Exhibit 99.1 The following Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and the Voice and Data Subsidiaries:

             Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000.

             Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2000.

             Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         AZTEC TECHNOLOGY PARTNERS, INC.

                         By: /s/ Ross J. Weintraub
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                            Ross J. Weintraub
                            Vice President Finance and Chief Financial Officer




Date: June 21, 2000